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                                EXHIBIT 23

                            ARTHUR ANDERSEN LLP







                       INDEPENDENT AUDITORS' CONSENT



Board of Directors
Manatron, Inc.
Kalamazoo, Michigan


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K for the fiscal year ended April 30, 1997, into the Company's previously filed Registration Statement Numbers 33-15777, 33-33966, 33-90490, and 333-7519.





/s/ Arthur Andersen LLP
Grand Rapids, Michigan,
  July 29, 1997.